Exhibit 99.906CERT

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of PIMCO Municipal Income Fund II (the “Registrant”), hereby certifies, to the best of his knowledge, that

     (1)      the Registrant’s report on Form N-CSR for the period ended November 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that

     (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 22, 2007
/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by Section 906, has been provided to the PIMCO Municipal Income Fund II, and will be retained by the PIMCO Municipal Income Fund II, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of PIMCO Municipal Income Fund II (the “Registrant”), hereby certifies, to the best of his knowledge, that

     (3)      the Registrant’s report on Form N-CSR for the period ended November 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that

     (4)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 22, 2007
/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by Section 906, has been provided to the PIMCO Municipal Income Fund II, and will be retained by the PIMCO Municipal Income Fund II, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.